Exhibit 10.22H

EXECUTION COPY
OMNIBUS AMENDMENT NO. 9

This OMNIBUS AMENDMENT NO. 9, dated as of July 30, 2021 (this “Amendment”), is entered into by and among COFINA FUNDING, LLC, a Delaware limited liability company, as seller (the “Seller”), CHS INC. (“CHS”), a Minnesota corporation, as Servicer (in such capacity, the “Servicer”) and as an Originator, CHS CAPITAL, LLC, as an Originator (“CHS Capital” and together with CHS, the “Originators”), each of the CONDUIT PURCHASERS, COMMITTED PURCHASERS and PURCHASER AGENTS set forth on the signature pages hereto, and MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“MUFG”), as administrative agent (in such capacity, the “Administrative Agent”) and is (i) the ninth amendment to the RPA (as defined below) and (ii) the eighth amendment to the Sale Agreement (as defined below).

RECITALS

A.WHEREAS, the Seller, the Servicer, CHS, the Purchasers, the Purchaser Agents and the Administrative Agent have entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017 (as amended by that certain First Amendment to Amended and Restated Receivables Purchase Agreement dated as of June 28, 2018, as amended by that certain Second Amendment to Amended and Restated Receivables Purchase Agreement dated as of August 20, 2018, as amended by that certain Omnibus Amendment No. 3, dated as of September 4, 2018, as amended by that certain Fourth Amendment and Limited Waiver to Amended and Restated Receivables Purchase Agreement, dated as of September 21, 2018, as amended by that certain Omnibus Amendment No. 5, dated as of June 27, 2019, as amended by that certain Omnibus Amendment No. 6, dated as of May 1, 2020, as amended by that certain Omnibus Amendment No. 7, dated as of June 26, 2020, as amended by that certain Omnibus Amendment No. 8, dated as of September 24, 2020, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “RPA”); and

B.WHEREAS, pursuant to and in accordance with Section 13.1 of the RPA, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent desire to amend the RPA as provided herein;

C.WHEREAS, the Originators and the Seller have entered into that certain Sale and Contribution Agreement, dated as of July 22, 2016 (as amended by that certain Omnibus Amendment No. 1, dated as of February 14, 2017, as amended by that certain Omnibus Amendment No. 2, dated as of July 18, 2017, as amended by that certain Omnibus Amendment No. 3, dated as of September 4, 2018, as amended by that certain Omnibus Amendment No. 5, dated as of June 27, 2019, as amended by that certain Omnibus Amendment No. 6, dated as of May 1, 2020, as amended by that certain Omnibus Amendment No. 7, dated as of June 26, 2020, as amended by that certain Omnibus Amendment No. 8, dated as of September 24, 2020, and as further amended, restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement” and, together with the RPA, the “Agreements”); and

D.WHEREAS, pursuant to and in accordance with Section 8.1 of the Sale Agreement, the Originators, the Seller, the Administrative Agent and the Purchasers desire to amend the Sale Agreement as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions and Interpretation. Each capitalized term used but not defined herein has the meaning ascribed thereto in Appendix A to the RPA. The rules of interpretation set forth in Appendix A to the RPA are hereby incorporated, mutatis mutandis, as if fully set forth herein.

SECTION 2. Amendments to the RPA. The Seller, the Servicer, the Purchasers, the Purchaser Agents and the Administrative Agent hereby agree that the RPA is amended effective as of the date hereof as follows:

a.Sections 7.1(aa)(ii) and (iii) and Sections 7.2(q)(ii) and (iii) of the RPA are hereby amended by replacing the date “July 30, 2021” where it appears therein with the date “August 31, 2021” in its place.
b.Clause (ee)(ii) of the definition of “Eligible Loan” in Appendix A to the RPA is hereby amended by replacing the date “July 30, 2021” where it appears therein with the date “August 31, 2021” in its place.
c.Clause (ee)(iii) of the definition of “Eligible Loan” in Appendix A to the RPA is hereby amended by replacing the date “September 24, 2020” where it appears therein with the date “August 31, 2021” in its place.
d.The definition of “Purchase Termination Date” in Appendix A to the RPA is hereby amended by replacing the date “July 30, 2021” where it appears therein with the date “August 31, 2021” in its place.

SECTION 3. Amendments to the Sale Agreement. The Originators, the Seller, the Administrative Agent and the Purchasers hereby agree that, effective as of the date hereof, Sections 2.5 and 5.1(s)(ii) and (iii) of the Sale Agreement are hereby amended by replacing the date “July 30, 2021” where it appears therein with date “August 31, 2021” in its place.

SECTION 4. Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, all provisions of the Agreements shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreements other than as expressly set forth herein and shall not constitute a novation of the Agreements.

SECTION 5. Representations and Warranties. Each of the Seller, the Servicer and the Originators hereby represent and warrant to the Administrative Agent and the Purchasers, as of the date of this Amendment, as follows:

a.this Amendment has been duly executed and delivered by it;

b.this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other laws relating to the enforcement of creditors’ rights generally and general principles of equity (regardless of whether enforcement is sought at equity or law);

c.no authorization or approval or other action by, and no notice to, license from or filing with, any Governmental Authority is required for the due execution, delivery and performance of this Amendment;

d.the execution, delivery and performance by it of this Amendment (i) is within its limited liability company or corporate powers, (ii) has been duly authorized by all necessary limited liability company or corporate action, and (iii) does not contravene, violate or breach (1) its organizational documents or (2) any Applicable Law; and

e.immediately after giving effect to this Amendment, (i) each of the representations and warranties of the Seller, the Servicer and the Originators, as applicable, set forth in the RPA (in the case of the Seller and the Servicer) and in the Sale Agreement (in the case of the Seller and the Originators), in each case as modified hereby, that are qualified as to materiality are true and correct, and each not so qualified are true and correct in all material respects (except to the extent such representations and warranties explicitly refer solely to an earlier date or period, in which case they shall be true and correct as of such earlier date or period), and (ii) no Event of Termination, Unmatured Event of Termination, Servicer Termination Event or Unmatured Servicer Termination Event has occurred and is continuing.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of executed counterparts of this Amendment; duly executed and delivered by each party hereto.

SECTION 7. Ratification of Performance Guaranty. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.

SECTION 8. Miscellaneous.

a.This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile, by electronic mail attachment in portable document format (.pdf) or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an originally executed counterpart. The words “execution”, “signed”, “signature”, and words of like import in this Amendment shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic

Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

b.Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

c.THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF), EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE ADMINISTRATIVE AGENT OR ANY PURCHASER IN THE POOL ASSETS OR RELATED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

d.Headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

e.Section 13.7 of the RPA is hereby incorporated, mutatis mutandis, as if fully set forth herein.

f.This Amendment is a Transaction Document and all references to a “Transaction Document” in the Agreements and the other Transaction Documents (including, without limitation, all such references in the representations and warranties in the Agreements and the other Transaction Documents) shall be deemed to include this Amendment.

g.Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

COFINA FUNDING, LLC, as Seller                 By:________________________________ Name: Title:

CHS INC., as Servicer, an Originator and     Performance Guarantor

By:________________________________
Name:
Title:

CHS CAPITAL, LLC, as an Originator

By:________________________________
Name:
Title:
742504055 16509877

MUFG BANK, LTD. F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent and as Purchaser Agent and Committed Purchaser for the MUFG Purchaser Group

By:________________________________
Name:
Title:

VICTORY RECEIVABLES CORPORATION, as Conduit Purchaser for the MUFG Purchaser Group

By:________________________________
Name:
Title:
742504055 16509877

Coöperatieve Rabobank U.A., NEW YORK BRANCH, as Purchaser Agent for the Rabobank Purchaser Group

By:
Name:
Title:

By:
Name:
Title:

COÖPERATIEVE RABOBANK U.A., as Committed Purchaser for the Rabobank Purchaser Group

By:
Name:
Title:

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser for the Rabobank Purchaser Group

By:
Name:
Title:

By:
Name:
Title:
742504055 16509877

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Committed Purchaser for the PNC Purchaser Group

By:
Name:
Title:
742504055 16509877

SANTANDER BANK, NATIONAL ASSOCIATION, as Purchaser Agent and Committed Purchaser for the Santander Purchaser Group

By:
Name:
Title:
742504055 16509877